EXHIBIT 99.1
Pliant Corporation’s current 2009-2013 Business Plan.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in the 2009-2013 Business Plan, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Actual results may differ materially from these forward-looking statements due to numerous factors beyond our control, including timely completion of the proposed financial restructuring on the terms contemplated by the Plan. Completion of the proposed financial restructuring is subject to a number of conditions, including our ability to timely complete negotiations and documentation of the proposed financial restructuring, and approval of the Bankruptcy Court and the Canadian Court. Additionally, economic, business, competitive, regulatory and factors that may affect the Company’s actual results are discussed in more detail in our Annual Report on Form 10-K for 2007 and in subsequent filings with the Securities and Exchange Commission. Any forward-looking statements should be considered in light of these factors and readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this filing. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Pliant Corporation 2009-2013 Business Plan Summary February 2009

Executive Summary Pliant is a leader in the Flexible Packaging & Plastic Film Market There is an on-going consumer need for all of the company's products as they are used in everyday life in products such as diapers, food packaging, beverage packaging and medical packaging 2008 demand contracted dramatically especially in the 2nd half of 2008 as end consumption softened and plastic costs increased dramatically based on oil-gas price hikes. Film users and packaging providers sought to hold the least amount of inventory possible. 2009 demand outlooks & guidance from major market participants suggest that a lean supply chain will stay in place for 2009 and maybe beyond PLUS there will be additional demand end consumption declines of around 2% to 5% due to a major recession Pliant is forecasting volume growth of 1% per year during the next 5 years Driven by (1) satisfying and retaining top customers and (2) continued growth in certain market segments and (3) adding new capacity and capabilities to expand in specific areas of new products Growth in Medical Packaging business - New Medical Center of Excellence unlocks new capabilities Growth in multi-layer films and sheeting lines - expanded value-add product portfolio Growth in Trash Bag business - huge natural market that leverages our bag-making expertise Month-to-month volatility of the company's main raw material - plastic resin - will continue to be a major factor that impacts profit throughout the forecast period Month-to-month resin price volatility has been consistently high for a couple of years and continues today Outlook is for continued volatility - resin is directly tied to (1) oil and gas prices and (2) temporary monthly physical supply/demand/inventory balances of huge refinery complexes New resin-making capacity that is coming on-line in the Middle East and China will be disruptive as well Nevertheless, Pliant is forecasting to more than double its profits during the forecast period from $46 million in 2008 to $95 million in 2013 Light, recessionary demand and volatility of plastic resin prices will be attacked with consistent cost reduction and focused growth initiatives An appropriate capital structure will provide the means of implementing necessary improvements

Pliant Is a Leader in the Flexible Packaging & Film Industry

PLIANT

$1.1 billion in sales

- Sell & ship products into 57 countries
- One of the top 10 companies in Flexible Packaging & Films
- Vertically integrated with in-house graphics design

Industry-leading innovator

- 78 patents issued, 50% in last 5 years
- 81 patent applications in last 5 years
- 20+ development partnerships to advance food safety and hygiene
- Dedicated R&D center

Low-cost operational footprint

- 21 plants in 5 countries
- 170 extrusion lines
- 40 printing presses
- 70 bag machines

~2,900 employees

Serve 8 Core Markets


Pampers

Personal Care Films
Used in disposable diapers, feminine care and adult incontinence products



Food Packaging
Bag and pouch materials for baked goods, frozen foods and other grocery items



Food Wrap Products
Films used by supermarkets, restaurants and consumers to package fresh meats and vegetables



Medical Packaging
Packaging for disposable medical devices; components of surgical drapes, bibs and gowns


RITZ

Cookie, Cracker & Cereal Films
Multi-layer films used to enhance shelf life of cereals and snack foods



Special Purpose Converter Films
Food-contact inner layer for coffee, confections, cheese, pet food and other grocery items



Shrink Films
Used for consumer multi-packs of bottles and cans and low-cost solutions for distribution packaging



Stretch Films
Used to bundle, unitize, and protect palletized loads during shipping and storage

3

2004 0.11 2005 0.11 2006 0.12 2007 0.11 2008 0.07 2009 0.1 2010 0.1 2011 0.11 2012 0.11 2013 0.12 Pliant's 5 Year Plan Is To Drive Recovery of EBITDA Despite a Global Recessionary Environment Will Return to Historical Profit Rate Operating EBITDA per Lb ..11 ..11 ..11 ..12 ..06 ..10 ..11 ..11 ..12 ..10 2004 94.6 2005 87.7 2006 102.1 2007 96.6 2008 46 2009 74 2010 79 2011 84 2012 89 2013 95 $95 $88 $102 $97 $46 Operating EBITDA $ Millions $74 $79 $84 $89 $95 Pliant EBITDA 2004 879 2005 867 2006 869 2007 844 2008 782 2009 765 2010 777 2011 790 2012 798 2013 807 Innovation and Capex-Driven Share Growth in a Declining Market 879 867 869 844 782 765 777 790 798 807 Millions Lbs

Source: Thompson Reuters What Happened in 2007 and 2008? Oil, Gas and Plastic Resin Costs Ballooned Quickly and Demand Slowed Dramatically in 2008 Diesel fuel and crude oil prices have since fallen back 50+% in 6 months -- Both forecasted to stay in that range -- 2007 Q1 1.07 2007 Q2 1.06 2007 Q3 1.06 2007 Q4 1.01 2008 Q1 0.97 2008 Q2 1.04 2008 Q3 0.92 2008 Q4 0.79 Film Resin Market Demand 2007 - 2008 Billions Pounds per Month Source: American Chemistry Council Film resin demand fell off 17% from the 2nd half of 2007 to the 2nd half of 2008 Weekly U.S. Retail Diesel Prices Average All Types

Pliant Has a ~6.4% Market Share in a Declining Market for Film Grade Resin Products Pliant's Sales of Film Grade Resin as a % of the Total Market for Film Grade Resin Note: Industry data includes Film usage categories for LLDPE, LDPE, HDPE, PVC and non-oriented PP Note: US and Canada sales pounds Source: American Chemistry Council; Management Internal Data 2005 Q1 0.0647 2005 Q2 0.0657 2005 Q3 0.0609 2005 Q4 0.0709 2006 Q1 0.0677 2006 Q2 0.0614 2006 Q3 0.0662 2006 Q4 0.0651 2007 Q1 0.0594 2007 Q2 0.0621 2007 Q3 0.0619 2007 Q4 0.0605 2008 Q1 0.0628 2008 Q2 0.0584 2008 Q3 0.0683 2008 Q4 0.064 4 yr average ~6.4%

A Primary Driver of Market Decline for Film Grade Resin Products Is a Consistent Effort By Customers to Decrease the Use of Plastic in their Products
This is Referred to as Downgauging.

PLIANT

Downgauging Has Been a Consistent Practice but Accelerated in 2008 as Flexible Packaging Costs Rose to All-Time Highs



Pliant Weighted Average Gauge (mils)
1.60
1.50
1.40
1.30
1.20
1.10
1.00
1.50
1.49
1.48
1.47
1.39
2004
2005
2006
2007
2008

Pliant's Sales Pounds Mirror the Reduction in Plastic Used per Package. As Packages and Films Use Less & Less Plastic, Pliant's Sales Pounds Go Down.



Millions Trade Lbs
1000
900
800
700
600
500
400
879
867
869
844
782
2004
2005
2006
2007
2008

Note: Average gauge calculated using weighted averages by plant.

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External Market Forecasts Have Proven to Be Overly Optimistic By 4 points and We Estimate This Will Continue Series 1 Stretch Film 0.068 0.026 Pouches 0.062 -0.118 Meat & Poultry 0.059 -0.031 Shrink Film 0.058 0.008 Frozen Food 0.054 -0.025 Cheese Packaging 0.052 0.005 Snack Food 0.044 0.022 Baked Goods 0.042 0.006 Candy Packaging 0.042 -0.013 Boil-In Bags 0.041 0.111 Juvenile/Adult Hygiene Film 0.041 -0.098 Medical Film/ Packaging 0.037 0.091 Agricultural Film 0.037 0.089 Construction Film 0.034 -0.026 TTO/Personal Care Overwrap 0.031 0.157 Laundry/Garment Bags 0 -0.151 Growth Rate (CAGR %) 2005 to 2008 Growth Projection Forecast Growth Rates for Film Markets Source: Mastio-Gale, "Polyethylene Film: Markets, Substitution, Value-in-Use, and Technologies, U.S. & Canada, 2005-2008, Sixth Edition", July 2005 & Seventh Edition, 2008 Forecast Actual/Forecast Total PE Film Consumption 2005 Forecast CAGR 4% 2008 Estimate/Actual CAGR 0% Stretch Film Pouches Meat & Poultry Shrink Film Frozen Food Cheese Pkg Snack Food Baked Goods Candy Pkg Boil-In Bags Juvenile/Adult Hygiene Film Medical Film / Packaging Agricultural Film Construction Film TTO / Personal Care Overwrap Laundry / Garment Wrap Series 1 Pouches 0.069 Shrink Film 0.056 Stretch Film 0.053 Frozen Food 0.053 Carton Liners & Slug Wrap 0.046 Medical Film/ Packaging 0.041 Meat & Poultry 0.039 Boil-In Bags 0.036 TTO/Personal Care Overwrap 0.035 Agricultural Film 0.025 Cheese Packaging 0.024 Baked Goods 0.02 Candy Packaging 0.016 Juvenile/Adult Hygiene Film 0.015 Snack Food 0.004 Construction Film -0.01 Total PE Film Consumption Mastio Forecast CAGR 3% Pliant Estimate -1% 2008 to 2011 Growth Projection Forecast Growth Rates for Film Markets

Pliant Has a Focused Innovation Program to Drive Growth From Next Generation Products And Selective Penetration into New Market Segments Goal is to protect and grow our profits with true technical advantages 50+ patentable inventions developed in the last 5 years Many have led to multiple patents 20+ active partnerships to develop new products Universities, test labs, consultants, material suppliers 20+ Awards for new products and innovations Gold and Silver awards from FPA, FTA, and customer awards over the last 5 years Inventions cover: new package structures, new film structures, proprietary materials, proprietary manufacturing equipment, proprietary printing and converting techniques Pliant maintains a state-of-the-art, dedicated R&D center & pilot plant Pliant has a focused slate of new products in development which are part of the 5-year, go-forward strategic plan

Pliant's New Product Programs Support Top Customer Plans and Increase Price/Performance Value of Packaging Products
-- 2008 New Product Examples --

PLIANT



- Expanded SteamQuick® microwave packaging portfolio
  - New capacity on line in Kent, WA
  - Next generation hermetically sealed products in development

- Expanded Bullseye™ shrink film portfolio
  - New business supports sustainability initiatives at the customer
  - Carton and corrugated replacement opportunities are multiplying





- Next generation Revolution® PVC meat film launched commercially
  - Providing yield enhancements of 15-20% in wrapping operations

- Improved moisture barrier products to address moisture-sensitive applications
  - Recently awarded new business in the branded wipes market
    - Improved moisture barrier products in the pipeline
  - New high barrier cereal liner provides opportunities for customers in Europe to downgauge
    - 15-20% reduction - in scale up now


FRUIT
RINGS



- Expansion continued at Pliant's Chippewa Falls Corporate R&D Center
  - $4.4MM new external R&D contracts initiated for advanced flexible packaging
  - Expansions and installations in progress
    - New 7-layer pilot line
    - New corporate lab



10

<0.5 0.5 - 1 1 - 5 5 - 10 >10 Overview of Pliant's 2009 Actual Innovation Program Map Pliant Innovations Provide Unique Solutions to Customer Needs and New Market Segments

A Key Focus of the Innovation Projects Is on High Value Films / Substrates and Total Packaging Solutions 10-Layer Coextruded Films Additional layers allow addition of many different additives for film performance and aesthetic advancement Additional layers provide more ability to manage the blending of lower cost resins to reduce total structure costs Sheeting and Forming Webs Extruded film sheet up to 40 mils thick Alternative structures to replace rigid packaging Premium Shrink Films Provide extra puncture resistance, clarity and uniform shrink Total Packaging Solutions Simplify customer packaging requirements through combination of in-house and 3rd party relationships Leverage core Pliant film-making and printing expertise into premium markets

The Majority of Pliant's Business Is Under Contract Pliant's customers are leading consumer packaged goods companies and leading retailers 59% of Pliant's business is under contract and resin prices are passed through with a lag 41% of Pliant's business is transactionally priced at time of order

Series 1 2003 0.64 0.4 2004 0.87 0.55 2005 0.89 0.84 2006 0.87 0.93 2007 0.79 0.95 2008 0.59 0.6 Pliant's Capital Spending Plans Benchmark to Industry Median Rates Industry Capital Expenditure / Depreciation Investment Rates Notes: Financial metrics for AEP/Atlantis, Bemis, Griffon, Pactiv, and Tredegar are for comparable business segments only. Berry/Covalence, Sealed Air, Winpak & Pliant full company data included. 2008 results are Q3 YTD where available D & A includes intangible amortization for all companies because it is not reported separately at segment level Source: Industry SEC filings, management estimates Capex / D&A Rate Pliant Cap Ex Plan Industry average capex spending planned for next 5 years Maintenance of business spending Specific major projects Timing of projects will be based on triggers Major contract renewals Technical readiness Economic conditions Industry conditions 78% 6-yr Industry Average Pliant Industry Comparables

Pliant Will Spend ~$33 Million Per Year on Capex Split Between Maintenance of Business and Major Projects 2004 2005 2006 2007 2008 '09-'13 CapEx 24 34 41 44 25 33 $34M $44M $41M $26M $24M $33M Annual Capex ($ Millions) 2009 - 2013 Major Projects Completion of 2008 restructuring program Medical Center of Excellence & capability enhancements 10-layer Engineered Films blown extrusion line Trash bag production assets Mexico expansion Southwest North America plant China production capability

Capex Spending for Maintenance of Business Is Critical to Retain and Grow Volume Examples of Maintenance of Business Spending

Major Projects Are Focused and Undertaken to Maintain Customer Business and Expand into New Market Segments

PLIANT

Macedon Expansion

- 10-color, wide-web, high output flexographic press
- New high-speed, auto-wicketer bag converting machines
- State-of-the-art capabilities in printing, registration control, efficient changeovers and high speed bag converting
- Accommodate continued growth in key markets including: Bakery, Frozen Foods, Printed Shrink, and Personal Care



10-Color Flexographic Press



High-Speed Bag Machine

Kent Expansion

- Single-pass adhesive laminator
- Upgraded high-output, 3-layer blown extrusion line
- New high-speed, auto-wicketer bag machines
- Accommodate growth in microwaveable and other laminated packaging, better serve west coast converter market and deliver better film to presses



3-Layer Blown Extrusion Line



Solventless Adhesive Laminator

Medical Center of Excellence

- State-of-the-art, environmentally controlled operation for medical device and operating room supply packaging
- Facility will be positioned for future expansion and investment into demanding clean room applications
- Enhance Pliant reputation and position in Medical packaging market





Trash Bag Business

- Leverage Pliant's bag-making experience, waste stream and existing distribution channels
- ~3 billion pound market and Pliant has an excellent product





17

Pliant's Cost Structure Is Very Dependent on Plastic Resin Costs and Pliant Is One of the Largest Buyers of Film Grade Resin in the World Material / Net Sales 2003 0.62 2004 0.63 2005 0.68 2006 0.69 2007 0.68 2008 0.71 2009 0.66 Pliant Raw Material Costs as a % of Cost of Goods Sold Note: Cost of Goods Sold analysis excludes depreciation Resins represent approximately 90% of direct raw material costs Resin Price Increases ? Higher End Product Packaging Costs ? More Pressure on Packaging Suppliers to Reduce Price & Plastic Usage Pliant buys ~750 million lbs of resin per year - 580 million lbs polyethylene

2008 Volatility Was Worse than the 2005 Hurricane-Induced Volatility -- Volatility Drives Big Bulges in the Balance Sheet and Lost Profits -- Series 1 1/1/2004 48 0 0 0 0 0 0 0 0 0 0 0 0 0 0 2/1/2004 50 0 0 0 0 0 0 0 0 0 0 0 0 0 0 3/1/2004 51 0 0 0 0 0 0 0 0 0 0 0 0 0 0 4/1/2004 48 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5/1/2004 53 0 0 0 0 0 0 0 0 0 0 0 0 0 0 6/1/2004 47 0 0 0 0 0 0 0 0 0 0 0 0 0 0 7/1/2004 47 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8/1/2004 51 0 0 0 0 0 0 0 0 0 0 0 0 0 0 9/1/2004 51 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10/1/2004 56 0 0 0 0 0 0 0 0 0 0 0 0 0 0 11/1/2004 62 0 0 0 0 0 0 0 0 0 0 0 0 0 0 12/1/2004 62 1/1/2005 62 2/1/2005 62 3/1/2005 62 4/1/2005 60 5/1/2005 56 6/1/2005 52 7/1/2005 52 8/1/2005 58 9/1/2005 67.5 10/1/2005 76 11/1/2005 84 12/1/2005 80 1/1/2006 76 2/1/2006 72 3/1/2006 68 4/1/2006 64 5/1/2006 67 6/1/2006 70 7/1/2006 70 8/1/2006 75 9/1/2006 73 10/1/2006 67 11/1/2006 61 12/1/2006 58 1/1/2007 58 2/1/2007 61 3/1/2007 64 4/1/2007 64 5/1/2007 70 6/1/2007 70 7/1/2007 75 8/1/2007 75 9/1/2007 75 10/1/2007 79 11/1/2007 84 12/1/2007 84 84 1/1/2008 84 86 2/1/2008 84 84 3/1/2008 84 84 4/1/2008 87 82 5/1/2008 90 82 6/1/2008 95 80 7/1/2008 102 79 8/1/2008 102 78 9/1/2008 95 78 10/1/2008 84 76 11/1/2008 64 76 12/1/2008 54 76 CMAI LLDPE Hexene Pricing Min-Max Range $.15 Min-Max Range $.32 Min-Max Range $.18 Min-Max Range $.26 Min-Max Range $.48 Source: CMAI Forecast Min-Max Range $.10

Asia Middle East India South America Russia/CIS Africa Europe North America 2008 8637 3210 308 1278 134 649 464 -510 2009 12874 16432 2471 759 812 385 1325 -370 2010 17290 9033 3117 99 1192 550 407 1008 2011 13409 4591 308 572 473 440 990 66 2012 4114 5500 2728 550 1320 ---- ---- ---- 2013 4998 2794 ---- 2420 ---- 880 ---- ---- New Resin Capacity Started Coming On-Line in 2008 This Will Help Dampen Price Aggression By North American Resin Suppliers But It Will Also Enable New, Global Competitors New Resin Capacity in Millions of Pounds Note: Of the 128B lbs of capacity coming on line in the six year period, 59B lbs is PE capacity, 46B lbs PP capacity, and 22B lbs PVC capacity Source: CMAI Year Capacity Coming On-Line 128 Billion Pounds of New Resin Capacity in a 6-Year Period In 2008, there was 285 billion pounds of global capacity This is a 45% addition in capacity The market will be over-supplied for many, many years

Pliant's Cost Reduction Discipline Has Been Top-Down & Consistent -- Offset Non-Resin Cost Inflation -- Corporate SG&A per Pound Sold Corporate Costs - Down 20% Salaried Headcount Salaried Personnel - Down ~30% Global Plant Count Plant Overhead - 11 plants closed, 10 plants expanded

Operations Continue to Meet or Exceed Objectives and Offset Non-Resin Inflationary Costs 34% Improvement Product Quality is Continuously Improved Workplace Safety is Continuously Improved 71% Improvement Net Waste Has Been Driven Down for 6 Years in a Row Lost Time Incident Rate

Operational Footprint Is Being Cost-Reduced and Geographically Repositioned to More Naturally Match Customer Base & Markets

PLIANT

Key Actions Taken

- 70 extrusion lines upgraded and moved versus buying new, 28 more in position
- 10 plants expanded & modernized to receive repositioned equipment
- 7 plants closed, 4 more in process
- 15 warehouses closed
- Several high-end printing presses added to press asset portfolio
- Several high-end lamination centers added
- Several high-end bag machines added
- 5 of 6 pension plans frozen
- Incentive compensation changed from Objectives to Results
- Raw material buying changed from ~25% competitive bidding to ~70% competitive bidding



Blown Film Extrusion
Cast Film Extrusion
Printing & Bag Making
Kent, WA
Orillia, ON
Toronto, ON
Chippewa Falls, WI
Macedon, NY
Odon, IN
Bloomington, IN
Danville, KY
Lewisburg, TN
McAlester, OK
Washington, GA
Calhoun, GA
Mexico City, Mexico
Philipsburg, Germany
Victoria, Australia

23

Pliant Is Currently Consolidating 4 Plants and Decreasing Costs by $9 million of EBITDA Deerfield, MA Product cross qualifications 90% complete On schedule to close end of Q1 2009 Newport News, VA Product cross qualifications complete First phase asset relocation completed On schedule to close end Q2 2009 Harrington, DE Product cross qualifications 80% complete On schedule to close mid Q3 2009 Dalton, GA Product cross qualifications just beginning On schedule to close mid Q4 2009 Medical Center of Excellence New facility in Danville, KY 90% complete Receiving assets from Newport News, VA; Harrington, DE; Dalton, GA 28 Extrusion lines will be moved to 7 plants 4 plants will be closed $9 million of plant cost will be eliminated

Pliant Will Upgrade and Reposition Production Lines to Lower-Cost Plants Which are Closer to Its Customers -- Over 100 Million Pounds of Capacity Will Be Relocated -- Plant Consolidation Asset Relocation Plan Mexico City

Pliant's Customer Footprint Naturally Supports a Large Southwest Plant Pliant's National Account locations in the SW US are serviced from Pliant's plants "in the circle" and go to the Southwest US with an on-going premium freight cost Freight Savings on Existing Southwest US Business

1992 - 1999 Huntsman Chemical assembled a portfolio of 28 flexible packaging plants/companies called Huntsman Packaging 2000 - 2003 Pliant formed - leveraged buyout led by JPMorgan bank that saddled Pliant with $1.3 billion of debt at maturity Day 1 - the interest expense to service the company's debt structure EXCEEDS the company's EBITDA 5 Amendments implemented from 2000 to 2003 to address financial problems associated with inability to service the company's debt level. Amendments sought to loosen the company's financial covenants including leverage ratios; interest coverage ratios; and place restrictions on acquisitions, investments, and restricted payments. Company underperformed to a turnaround level. Bevis hired at end of 2003. 2004 Upgraded team, strategies and innovation plans. Implemented aggressive business improvement initiatives including plant consolidations, headcount reductions, product innovation, quality improvement. 2005 - 2006 Negotiated a debt-for-equity swap to get rid of half of the company's high-yield debt. Implemented plan in chapter 11 proceeding. Restructured balance sheet was viewed as the best solution available to all stakeholders; protected a $300 million NOL (by avoiding a change of control), and assumed an expected leverage of 5.0x by mid-2008 facilitating a 2009 refinancing of the debt at normal high-yield market terms $548 million of debt was eliminated and $85 million of debt service was eliminated. Series A preferred stock, Series B preferred stock, common stock, and Sub-notes were all extinguished. 3rd party outlooks on raw materials and resin were all favorable 2007 - 2008 Initiated 6 plant closures and capability upgrades of primary production assets. 2008 - 2009 Negotiated debt-for-equity swap on other half of company's high-yield debt. Implementing plan in chapter 11 proceeding. Pliant Has Been Working to Improve Its Capital Structure for 8 Years

Pliant's Current Management Team Has Already Slashed Debt By ~$541Million Total Net Debt $541 million (39%) Total Interest Expense (44%) Cash Interest Expense (45%)

Pliant's Income Statement 2008 to 2013

2007 to 2008 EBITDA Bridge Series 1 2007 EBITDA 97 Resin Impacts 80 17 Higher Energy Costs 72 8 Volume 59 13 Cash Conversion Costs 49 10 All Other Expenses 46 3 2008 EBITDA 0 46 EBITDA $ Millions 2007 EBITDA ($13) ($8) $46 Light Sales Volume Resin Impacts High Energy Costs for Freight & Plant Utilities 2008 EBITDA ($17) $97 All Other Expenses ($10) ($3) Excess Production Costs Relative to Sales Volume $25 million impact of oil, gas & resin price spike $23 million impact of unexpected market contraction 4 Plant Consolidations and 15% Salaried Headcount Reduction Initiated in Q1 2008 to Right-Size Cost Structure to Market Size & Production Plan

2008 to 2009 EBITDA Bridge Series 1 2008 Plan EBITDA 46 Cash conversion costs 46 13 All other costs 59 3 Lower resin costs 62 12 lower energy costs 74 2 lower volume 74 2 2008 Actual 0 74 EBITDA $ Millions 2008 EBITDA $13 ($2) $74 Slightly Lower Volume Due to Recession Lower All Other Costs Resin Impacts 2009 EBITDA $2 Lower Production Costs Lower Freight & Utility Costs $46 $3 $12 $16 million Right-Sized Cost Structure $14 million Favorable Resin And Energy Costs Assumptions Outlook for oil, gas and resin costs to be more stable Production costs will be right- sized to market size Market demand will be in a recessionary mode

2009 to 2013 EBITDA Bridge Series 1 2009 EBITDA 74 Lower Resin Costs 74 14 Higher energy costs 86 2 extra volume 86 8 CCC 94 4 All other 95 3 2013 EBITDA 0 95 EBITDA $ Millions 2009 EBITDA $8 ($3) $95 Volume Slightly Higher Energy Costs for Freight & Plant Utilities 2013 EBITDA $14 $74 All Other Expenses $4 ($2) Resin Impacts Cash Conversion Costs & Plant Closures $12 million Favorable Resin Costs $12 million Benefit from Right-Sized Cost Structure & Volume Assumptions Recession ends during 5 year period Achieve benefit from plant consolidations Resin prices volatile yet more contained due to global capacity additions

Summary Pliant is a leader in the global packaging industry Top line growth will be driven by satisfying top customers, entering new market segments, and adding new capacity and capabilities. Film thickness will continue to be reduced as customers seek to use less plastic in their packages Pliant has consistently invested and cost-reduced to improve its competitiveness Next generation products, use of global materials, plant footprint optimization, equipment modernization, salesforce expansion, and customer relationship investment Delivered quality, customer service, and cost reduction are cultural at Pliant Extreme resin volatility is a reality that has to be managed -- minimize resin pass-through dynamics and month-to-month resin price volatility Balance sheet has been a problem for 8 years, debt has already been cut by $541 million and further restructuring is required in order to pursue our business plan more deliberately in order to consistently enhance enterprise value